UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement      [_]      Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[_]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         CB Richard Ellis Services, Inc.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         (5)     Total fee paid:

                 ---------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

                 ---------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

         (3)     Filing Party:

                 ---------------------------------------------------------------

         (4)     Date Filed:

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

         The following is the text of a memo distributed to employees of CB Richard Ellis Services, Inc. and its subsidiaries via e-mail on June 22, 2001:



                          [CB RICHARD ELLIS LETTERHEAD]



                                                   [CB RICHARD ELLIS LOGO]


                                                       CB Richard Ellis, Inc.
MEMO                                                   200 North Sepulveda Blvd.
                                                       Suite 300
Sent Via E-Mail                                        El Segundo, Ca 90245
---------------
                                                       T  310 563 8675
                                                       F  310 563 8670
                                                       Rwirta@cbre.com
                                                       ---------------

                                                       Ray Wirta
                                                       Chief Executive Officer

Date:            June 22, 2001
               -------------------------------------------------
To:              All CBRE Employees--Worldwide
               -------------------------------------------------
Subject:         CBRE HOLDINGS PROXY
               -------------------------------------------------
Cc::
               -------------------------------------------------


The proxy materials for our going-private transaction have been mailed and should soon be received by all employees who currently own CBRE stock. Please be sure and look for these materials in your mail. If you do not receive the proxy by the end of next week, please contact Walt Stafford at (415) 733-5502 to arrange for a new proxy to be sent.

The proxy document is your voting document. Whether you intend to vote yes or no in regards to the going-private transaction, it is important that you vote.

We hope that each of you will take the time to review these materials carefully, make your decision and then vote your shares. For those of you who hold CBRE shares in your U.S. 401K or DCP plan you will be receiving a separate election form for those shares.

Over the next few weeks we will be setting up a more formal process using a U.S. 800 number to answer any questions you might have regarding the process of voting your shares and selling/rolling your shares. In the interim, we wanted to alert you regarding the important fact that if you own CBRE shares the proxy materials should have been delivered to you or will be delivered to you shortly, and that it is very important that you vote those shares that you own.


RW:sjo